                                                                      EXHIBIT 24

                                 CONECTIV, INC.

                               POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:

     WHEREAS, Conectiv, Inc., a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to five million shares of its common stock, $.01 par value per share, with regard to ConectivDirect (TM), the Company's dividend reinvestment and direct stock purchase plan.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints L.M. Walters, J.P. Lavin and J.E. Franklin II and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

                                                    /s/ B.S. GRAHAM
                                          --------------------------------------

Dated: January 8, 1998

                                 CONECTIV, INC.

                               POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:

     WHEREAS, Conectiv, Inc., a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to five million shares of its common stock, $.01 par value per share, with regard to ConectivDirect(TM), the Company's dividend reinvestment and direct stock purchase plan.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.S. Graham, L.M. Walters, J.P. Lavin, and J.E. Franklin II and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

                                                    /s/ M.J. BARRON
                                          --------------------------------------

Dated: January 8, 1998

                                 CONECTIV, INC.

                               POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:

     WHEREAS, Conectiv, Inc., a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to five million shares of its common stock, $.01 par value per share, with regard to ConectivDirect(TM), the Company's dividend reinvestment and direct stock purchase plan.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.S. Graham, L.M. Walters, and J.E. Franklin II and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

                                                    /s/ J.P. LAVIN
                                          --------------------------------------

Dated: January 8, 1998